[RAMP LOGO]  CREATING VALUE
                    THROUGH ACCESS

                             Safe Harbor Statement
                             ---------------------



 To the extent that any information in this presentation is not historical, the information is essentially forward-looking. Forward-looking information can be identified by the use of words such as "expects," "plans," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. This information is subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking information.
  Such risks and uncertainties include, without limitation, the ability of the Company to raise capital to finance the development of its Internet services and related software, the effectiveness, profitability and the marketability of those services, the ability of the Company to protect its proprietary information and to retain and expand its user base, the establishment of an efficient corporate operating structure as the Company grows and, other risks detailed from time-to-time in our filings with the Securities and Exchange
    Commission. The Company undertakes no obligation to publicly update any forward-looking information.







[RAMP LOGO]  CREATING VALUE
             THROUGH ACCESS

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                        Powerful and Secure Connectivity
                        --------------------------------


[GRAPHICS OMITTED]


Nursing Homes, Physicians and Office Staff

Retail Pharmacies

Durable Medical Supplies

CarePoint(TM)

HealthRamp's HIPAA Compliant Data Center

CareGiver(TM)

Internet (128-bit Encryption)

[GRAPHIC OMITTED]


                           Ramp Corporation Snapshot
                           -------------------------



o      HealthRamp:  Healthcare Connectivity Company

o      Products
       --------
       o CareGiver:  Long Term Care Industry
       o CarePoint:  Ambulatory Care Marketplace


o      Publicly Held - (AMEX: RCO)
       ---------------------------
       o Current price is $1.28 (as of 5/13/05)
       o 15MM shares outstanding
       o $19.2MM equity market capitalization

o      Completed 60:1 Reverse Split on December 1, 2004

o      Patent pending on several technologies

o      Signing contracts with 3- to 5-year revenue streams

[GRAPHIC OMITTED]

         CareGiver(TM)

[GRAPHIC OMITTED]



AN INTEGRATED ELECTRONIC PRESCRIBING
AND TOTAL ADMINISTRATIVE SOLUTION
FOR ALL SKILLED NURSING FACILITIES (SNF)

[GRAPHIC OMITTED]



                                  CareGiver 1.0
                                  -------------




o      Wireless ordering of drugs,
       treatments and supplies


o      Remote physician order approval


o      Automated order tracking and
       recordkeeping


o      Reconciliation of monthly orders
       and powerful reporting



[GRAPHICS OMITTED]

[GRAPHIC OMITTED]



                         CareGiver: Compelling Benefits
                         ------------------------------


[GRAPHIC OMITTED]


       o     Dramatic Cost Savings
             ---------------------
             |_|  Formulary compliance

             |_|  Relieves administrative burdens


       o     Enhanced Resident Safety
             ------------------------
             |_|  HIPAA-compliant medical records

             |_|  Decreases prescription errors

             |_|  Monitors quality-of-care indicators

             |_|  Improves clinical decision-making


       o     Improved Management Capabilities
             --------------------------------
             |_|  Consolidated information across facilities

             |_|  Patient admissions and transfers

             |_|  Capture of ADL and MDS data

             |_|  Real-time information

[GRAPHIC OMITTED]



                          CareGiver: Huge Opportunity
                          ---------------------------




                                   $100 Billion Industry
                                   ---------------------

                           |_| 17,400 facilities nationwide

                           |_| Significant technology void
[GRAPHIC OMITTED]
                           |_| Nursing resources are scarce

                           |_| Population demographics favorable

                           |_| Medicaid/Medicare Reimbursement

[GRAPHIC OMITTED]



                          CareGiver: Strategic Partners
                          -----------------------------


       Panasonic(R)
       ---------
       o Provides institutional-grade wireless handheld devices

       o Supports new product development

           o Example: Barcode capability for resident identification and inventory management


[GRAPHIC OMITTED]


       3COM
       ----
       o Onsite wireless audit and requirements analysis

       o Secure wireless infrastructure deployment & management

       o 24x7 customer help desk & rapid response team

[GRAPHIC OMITTED]



                            CareGiver: Business Model
                            -------------------------



       Business Assumptions*
       ---------------------
       |_| 4-Member Implementation Team
             |X| Trains 1,600 beds per year

             |X| Employee cost of $350K per year

             |X| Generate revenues of $1MM per year


       |_| Year One
             |X| Hardware costs per team of $500K

             |X| Breakeven to small gross margin contribution


       |_| Years Two through Five
             |X| Projected gross margins of 75%+




* These are estimates of the metrics for our CareGiver business model, which is at its earliest stages, and is therefore subject to significant revision over time. While we believe the above is a reasonable forecast, based on our limited experience and operations thus far, there can be no assurance that such estimates will approximate actual performance or that our actual results will not be substantially different over time. Furthermore, the Company reserves the right to revise these estimates over time to reflect actual performance.

[GRAPHIC OMITTED]



                             CareGiver: The Pipeline
                             -----------------------


       |_|   Signed Contracts
             ----------------
             |X| 2,373 beds covering 17 SNFs @ $2 to $2.50 per day per
                 bed (pdpb)

             |X| 1,600 beds for a one-year pilot @ $1 pdpb

             |X| Contracts to be signed going forward at minimum of $2 pdpb


       |_|   Potential Contracts:  75%+probability (in 90 days or less)*
             -----------------------------------------------------------
             |X| 3,000 beds in 4 states   [GRAPHIC OMITTED]   8,000 Total Beds

             |X| 5,000 beds in New York State


       |_|   Extended Pipeline:  40%+probability (through year-end)*
             -------------------------------------------------------
             |X| Over 15,000 beds being pursued

             |X| Expanding daily



         * Management's view of probability is based upon the state of current negotiations with the parties, which is subject to change as their negotiations continue.

[GRAPHIC OMITTED]



                                  CarePoint(TM)
                                  -------------








             AN ELECTRONIC PRESCRIBING
                     APPLICATION SUITE          [GRAPHIC OMITTED]
             FOR MEDICAL PROFESSIONALS

[GRAPHIC OMITTED]



                                  CarePoint 4.4
                                  -------------


[GRAPHIC OMITTED]

                         Schedule Lookup
                         ---------------
                         o  Patient medical history

                         o  Patient demographics


                         Practice Management System Integration
                         --------------------------------------
[GRAPHICS OMITTED]       o  PDX (Patient Data Exchange)


                         Accurate Prescriptions Sent Securely to the Pharmacy
                         ----------------------------------------------------
                         o  HIPAA Compliant
                         o  128-bit Encryption


                         Dosage and administration
                         -------------------------
                         o Physician-defined medication library enables rapid script writing


                         Medication Lookup
                         -----------------
                         o  Prescription Library / Patient Medication
                            History / PDR


                         Medication References
                         ---------------------
                         o Drug Interactions / Real-Time Formulary and Eligibility Check

[GRAPHIC OMITTED]



                              HealthRamp CarePoint
                            -------------------------
                            Device Neutral Technology


[GRAPHICS OMITTED]


             Desktop Browser

             Pocket PC

             Pocket PC Mobile Phone Edition

             Palm

[GRAPHIC OMITTED]



                       Electronic Prescribing: Benefits
                       --------------------------------


       Enhanced Patient Safety in the Medical Practice

       The prevention of adverse drug events...

       o  3 billion prescriptions are written annually in the U.S.

       o 150 million pharmacy call-backs are made each year to clarify prescription data or discuss potential Rx errors


       And yet...


       o  8.8 million adverse drug events occur each year in the U.S.

       o 7,000 deaths & nearly 7% of U.S. hospital admissions occur due to illegible scripts and adverse drug interactions

       o 39% of these adverse drug events are potentially preventable via the deployment of ePrescribing systems

[GRAPHIC OMITTED]



                                Industry Dynamics
                                -----------------


       Regulatory Factors
       ------------------

             The Medicare Prescription Drug Improvement & Modernization Act

             o  Expands Medicare coverage of prescription medications

             o  Authorizes prescription drug plans to offer physician incentives

             o  Encourages ePrescribing and mandates ePrescribing standards


       "Our doctors and nurses have to manage 21st century medical technology and complex medical information with 19th century tools."

             - The President's Health Information Technology Plan, 2004


       "By computerizing health records, we can avoid dangerous medical mistakes, reduce costs and improve care"

             - George W. Bush State of the Union Address 2004

[GRAPHIC OMITTED]



                                Industry Dynamics
                                -----------------


       Advances in Technology make Ramp's solutions possible:
       ------------------------------------------------------

       o  68 million Americans have high-speed Internet access

       o  Low-cost WiFi wireless solutions

       o  46% of physicians

       o  29% of pharmacists    [GRAPHIC OMITTED]     Own PDAs

       o  18% of nurses

       o  SmartPhones outsold traditional PDAs in 2004

[GRAPHIC OMITTED]



                            CarePoint: Business Model
                            -------------------------

                        FOCUS [GRAPHIC OMITTED] Physician



       |_|   High Function - low cost - quick & easy implementation

             |X| Customized implementation

             |X| Fits established workflow

             |X| Low cost ... no cost


       |_|   Adaptive technology

             |X| Lab orders & results, disease management, charge capture

             |X| Practical EHR ... reminders, dictation & scanning


       |_|   Third-party revenue model

             |X| Pharmaceuticals, pharmacies, health plans, PBMs, ...

             |X| Other physician-centric businesses -- DME, call services, ...

             |X| Non-healthcare companies

[GRAPHIC OMITTED]



                            CarePoint: Business Model
                            -------------------------



       |_|   Pharmaceutical Companies

             |X| Electronic detailing, sample tracking, compliance programs, event scheduling, clinical trials, and "IMS" prescribing data

             |X| $22 billion annually detailing physicians

             |X| Unfavorable regulatory environment

             |X| McNeil Pharmaceuticals, Novo Nordisk & Celltech


       |_|   Health Plans, PBMs and Pharmacies

             |X| Generic drugs

             |X| Disease management ... hospital utilization


       |_|   Projected Targeted Revenue Per Physician

             |X| 18-month goal of $150 per month

             |X| 36-month goal of $400 per month

             |X| Strong network effect

[GRAPHIC OMITTED]



                              CarePoint: Companion
                              --------------------


       What is it?
       -----------

             |X| Patent-pended point-of-care messaging program

             |X| Communication link between rep, hospital, health
                 plan & physician


       Why is it needed?
       -----------------

             |X| Physicians overloaded by information and inundated with
                 rep visits


       What type of information?
       -------------------------

             |X| Messaging, events (seminars, lunch, etc.), surveys and
                 article subscriptions


       Who has used it?
       ----------------

             |X| Celltech Pilot Program ... highly successful

             |X| Novo Nordisk and McNeil Pharmaceuticals


       What are the Revenue opportunities?
       ------------------------------------

             |X| They expand in proportion to our user base


          Awaiting Office of Inspector General ("OIG") Advisory Opinion

[GRAPHIC OMITTED]



             Business Partners
             -------------------------------------------


[Graphics Omitted]

RXHUB                                       Express Scripts                                   Medco
(Accelerating Electronic)


Quest Diagnostics(R)                        SureScripts                                       LabCorp
                                            (The prescription for better healthcare)          (Laboratory Corporation of America)


McNeil                                      novo nordisk(R)                                   CELLTECH
(Consumer & Specialty Pharmaceuticals)

Pa1mOne(TM) Panasonic(R) 3COM

       [RAMP LOGO]  CREATING VALUE
                    THROUGH ACCESS


                                               Symbol:  AMEX: RCO
                                               33 Maiden Lane, 5th Floor
                                               New York, NY  10038
                                               Phone:  (212) 440-1548